Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER





I, Cindy Lea Gimler, Chief Financial Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

                1. The quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

                2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 15, 2006


                                                  /s/ Cindy Lea Gimler
                                                  -----------------------------
                                                  Name: Cindy Lea Gimler
                                                  Title: Chief Financial Officer